EXHIBIT 10.1










                          SECURITIES PURCHASE AGREEMENT


                            LAURUS MASTER FUND, LTD.

                                       and

                       WINDSWEPT ENVIRONMENTAL GROUP, INC.


                              Dated: June 30, 2005




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                                                                        PAGE
                                                                        ----
1.       Agreement to Sell and Purchase..................................1
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2.       Fees, Warrant Option............................................2
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3.       Closing, Delivery, Payment and Certain Conditions...............2
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         3.1      Closing................................................2
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         3.2      Delivery...............................................3
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         3.3      Bonding Support........................................3
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         3.4      Option Share Reserve...................................3
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         3.5      Lockup Agreement.......................................3
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         3.6      Employment Agreement...................................3
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         3.7      Spotless Subordination.................................3
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         3.8      Key Man Life Insurance.................................4
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4.       Representations and Warranties of the Company...................4
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         4.1      Organization, Good Standing and Qualification..........4
                  ---------------------------------------------
         4.2      Subsidiaries...........................................5
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         4.3      Capitalization; Voting Rights..........................5
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         4.4      Authorization; Binding Obligations.....................6
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         4.5      Liabilities............................................7
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         4.6      Agreements; Action.....................................7
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         4.7      Obligations to Related Parties.........................9
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         4.8      Changes................................................9
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         4.9      Title to Properties and Assets; Liens, Etc.............11
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         4.10     Intellectual Property..................................11
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         4.11     Compliance with Other Instruments......................12
                  ---------------------------------
         4.12     Litigation.............................................12
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         4.13     Tax Returns and Payments...............................12
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         4.14     Employees..............................................13
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         4.15     Registration Rights and Voting Rights..................13
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         4.16     Compliance with Laws; Permits..........................13
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         4.17     Environmental and Safety Laws..........................14
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         4.18     Valid Offering.........................................14
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         4.19     Full Disclosure........................................14
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         4.20     Insurance..............................................15
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         4.21     SEC Reports............................................15
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         4.22     Listing................................................15
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         4.23     No Integrated Offering.................................15
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         4.24     Stop Transfer..........................................15
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         4.25     Dilution...............................................16
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         4.26     Patriot Act............................................16
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         4.27     ERISA..................................................16
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5.       Representations and Warranties of the Purchaser.................17
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         5.1      No Shorting............................................17
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         5.2      Requisite Power and Authority..........................17
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                                        i

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                                                                       PAGE(S)
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         5.3      Investment Representations.............................17
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         5.4      The Purchaser Bears Economic Risk......................18
                  ---------------------------------
         5.5      Acquisition for Own Account............................18
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         5.6      The Purchaser Can Protect Its Interest.................18
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         5.7      Accredited Investor....................................18
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         5.8      Legends................................................18
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6.       Covenants of the Company........................................20
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         6.1      Stop-Orders............................................20
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         6.2      Quotation..............................................20
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         6.3      Market Regulations.....................................20
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         6.4      Reporting Requirements.................................20
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         6.5      Use of Funds...........................................20
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         6.6      Access to Facilities...................................20
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         6.7      Taxes..................................................21
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         6.8      Insurance..............................................21
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         6.9      Intellectual Property..................................22
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         6.10     Properties.............................................23
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         6.11     Confidentiality........................................23
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         6.12     Required Approvals.....................................23
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         6.13     Reissuance of Securities...............................24
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         6.14     Opinion................................................25
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         6.15     Margin Stock...........................................25
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         6.16     Financing Right of First Refusal.......................25
                  --------------------------------
         6.17     Additional Investment..................................25
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         6.18     Prohibition of Amendments to Subordinated Debt
                  ----------------------------------------------
                  Documentation..........................................26
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         6.19     Prohibitions of Payment Under Subordinated Debt
                  -----------------------------------------------
                  Documentation..........................................26
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         6.20     Additional Authorization Date..........................26
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         6.21     Litigation Funding.....................................26
                  ------------------

7.       Covenants of the Purchaser......................................26
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         7.1      Confidentiality........................................26
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         7.2      Non-Public Information; Prospectus Delivery
                  -------------------------------------------
                  Requirements...........................................26
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         7.3      Limitation on Acquisition of Common Stock of
                  --------------------------------------------
                  the Company............................................26
                 ------------
8.       Covenants of the Company and the Purchaser Regarding
         ----------------------------------------------------
         Indemnification.................................................27
         ---------------
         8.1      Company Indemnification................................27
                  -----------------------
         8.2      Purchaser's Indemnification............................27
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9.       Conversion of Convertible Note..................................28
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         9.1      Mechanics of Conversion................................28
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10.      Registration Rights.............................................29
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         10.1     Registration Rights Granted............................29
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         10.2     Offering Restrictions..................................29
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11.      Miscellaneous...................................................29
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         11.1     Governing Law, Jurisdiction and Waiver of Jury Trial...29
                  ----------------------------------------------------

                                       ii

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         11.2     Severability...........................................30
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         11.3     Survival...............................................30
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         11.4     Successors.............................................31
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         11.5     Entire Agreement; Maximum Interest.....................31
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         11.6     Amendment and Waiver...................................31
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         11.7     Delays or Omissions....................................31
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         11.8     Notices................................................32
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         11.9     Attorneys' Fees........................................33
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         11.10    Titles and Subtitles...................................33
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         11.11    Facsimile Signatures; Counterparts.....................33
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         11.12    Broker's Fees..........................................33
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         11.13    Construction...........................................33
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                                      iii

                                LIST OF EXHIBITS

Form of Convertible Term Note.........................................Exhibit A
Form of Warrant.......................................................Exhibit B
Form of Option........................................................Exhibit C
Form of Opinion.......................................................Exhibit D
Form of Escrow Agreement..............................................Exhibit E


                                       iv

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                          SECURITIES PURCHASE AGREEMENT

     THIS SECURITIES PURCHASE AGREEMENT (this "Agreement") is made and entered into as of June 30, 2005, by and between WINDSWEPT ENVIRONMENTAL GROUP, INC., a Delaware corporation (the "Company"), and LAURUS MASTER FUND, LTD., a Cayman Islands company (the "Purchaser").

                                    RECITALS

     WHEREAS, the Company has authorized the sale to the Purchaser of a Secured Convertible Term Note in the aggregate principal amount of Five Million Dollars ($5,000,000) in the form of Exhibit A hereto (as amended, modified and/or supplemented from time to time, the "Note"), which Note is convertible into shares of the Company's common stock, $0.0001 par value per share (the "Common Stock") at an initial fixed conversion price of $0.09 per share of Common Stock ("Fixed Conversion Price");

     WHEREAS, the Company wishes to issue to the Purchaser a warrant in the form of Exhibit B hereto (as amended, modified and/or supplemented from time to time, the "Warrant") to purchase up to 13,750,000 shares of the Company's Common Stock (subject to adjustment as set forth therein) in connection with the Purchaser's purchase of the Note;

     WHEREAS, the Company wishes to issue to the Purchaser an option in the form of Exhibit C hereto (as amended, modified and/or supplemented from time to time, the "Option") to purchase up to 30,395,179 shares of the Company's Common Stock (subject to adjustment as set forth therein) in connection with the Purchaser's purchase of the Note;

     WHEREAS, the Purchaser desires to purchase the Note, the Warrant and the Option on the terms and conditions set forth herein; and

     WHEREAS, the Company desires to issue and sell the Note, the Warrant and the Option to the Purchaser on the terms and conditions set forth herein.

                                    AGREEMENT

     NOW, THEREFORE, in consideration of the foregoing recitals and the mutual promises, representations, warranties and covenants hereinafter set forth and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     1. Agreement to Sell and Purchase. Pursuant to the terms and conditions set forth in this Agreement, on the Closing Date (as defined in Section 3), the Company shall sell to the Purchaser, and the Purchaser shall purchase from the Company, the Note. The sale of the Note on the Closing Date shall be known as the "Offering." The Note will mature on the Maturity Date (as defined in the Note). Collectively, the Note, the Warrant, the Option and Common Stock issuable upon conversion of the Note and upon exercise of the Warrant and/or Option are referred to as the "Securities."

     2.   Fees, Warrant, Option. On the Closing Date:
          ---------------------

          (a) The Company will issue and deliver to the Purchaser the Warrant to purchase up to 13,750,000 shares of Common Stock (subject to adjustment as set forth therein) in connection with the Offering, pursuant to Section 1
hereof.  All the representations,  covenants,  warranties,  undertakings,   and
indemnification, and other rights made or granted to or for the benefit of the Purchaser by the Company are hereby also made and granted for the benefit of the holder of the Warrant and shares of the Company's Common Stock issuable upon exercise of the Warrant (the "Warrant Shares").

          (b) The Company will issue and deliver to the Purchaser the Option to purchase up to 30,395,179 shares of Common Stock (subject to adjustment as set forth therein) in connection with the Offering, pursuant to Section 1 hereof. All the representations, covenants, warranties, undertakings, and indemnification, and other rights made or granted to or for the benefit of the Purchaser by the Company are hereby also made and granted for the benefit of the holder of the Option and shares of the Company's Common Stock issuable upon exercise of the Option (the "Option Shares").

          (c) Subject to the terms of Section 2(d) below, the Company shall pay to Laurus Capital Management, LLC, the manager of the Purchaser, a closing payment in an amount equal to three and nine tenths percent (3.90%) of the aggregate principal amount of the Note (the "Closing Payment") and a transaction fee in the aggregate amount of One Million Seven Hundred and Fifty Thousand Dollars ($1,750,000) (the "Transaction Fee").

          (d) The Company shall reimburse the Purchaser for its reasonable expenses (including legal fees and expenses) incurred in connection with the preparation and negotiation of this Agreement and the Related Agreements (as hereinafter defined), and expenses incurred in connection with the Purchaser's due diligence review of the Company and its Subsidiaries (as defined in Section 4.2) and all related matters. Amounts required to be paid under this Section 2(c) will be paid on the Closing Date and shall be $44,500, consisting of $17,500 for due diligence fees and $27,000 for structuring fees, plus such additional fees and expenses incurred by the Purchaser in connection with any required third-party appraisals, extraordinary diligence, and/or services provided by outside counsel (to the extent deemed necessary by Purchaser in its sole discretion), for such expenses referred to in this Section 2(c).

          (e) The Closing Payment, the Transaction Fee and the expenses referred to in the preceding clause (c) (net of deposits previously paid by the Company) shall be paid at closing out of funds held pursuant to the Escrow Agreement (as defined below) and a disbursement letter (the "Disbursement Letter").

     3.   Closing, Delivery, Payment and Certain Conditions.

          3.1 Closing. Subject to the terms and conditions herein, the closing of the transactions contemplated hereby (the "Closing"), shall take place on the date hereof, at such

                                       2

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time or place as the Company and the  Purchaser may mutually agree (such date is hereinafter referred to as the "Closing Date").

          3.2 Delivery. Pursuant to the Escrow Agreement, at the Closing on the Closing Date, the Company will deliver to the Purchaser, among other things, the Note, the Warrant and the Option and the Purchaser will deliver to the Company, among other things, the amounts set forth in the Disbursement Letter by certified funds or wire transfer.

          3.3 Bonding Support. Prior to the Closing Date, the Company shall have delivered evidence satisfactory to the Purchaser of (i) its receipt of a commitment from a bank or other financial institution reasonably satisfactory to the Purchaser to provide guarantee and bonding support to the Company and its Subsidiaries of no less than $5,000,000 in the aggregate, on such terms and conditions as are reasonably acceptable to the Purchaser, to support potential governmental projects of the Company and its Subsidiary and (ii) its receipt of the undertaking of Michael O'Reilly to personally guarantee the issuance of bonding support issued by such bank or other financial institution referred to in clause (i) above to facilitate the availability of such support, such undertaking to be in such form as shall be reasonably acceptable to the Purchaser.

          3.4 Option Share Reserve. Prior to the Closing Date, the Company shall have delivered evidence satisfactory to the Purchaser that no less than 100% of the shares of Common Stock of the Company held by Spotless Plastic
(USA), Inc. ("Spotless") as of June 30, 2005 (i.e. 61,335,107 shares) shall have been cancelled and/or purchased from Spotless.

          3.5 Lockup Agreement. Prior to the Closing Date, the Company shall cause each of Michael O'Reilly, Anthony P. Towell, Dr. Kevin Phillips, and Gary Molnar to agree to "lockup" and not sell their respective shares of Common Stock of the Company for so long as the Note and the Additional Note (if any) is outstanding, pursuant to documentation, and on terms and conditions, acceptable to the Purchaser.

          3.6  Employment  Agreement.  On  or prior to the Closing Date, Michael
O'Reilly   shall  have  executed  an  employment  agreement  with the Company on terms and conditions reasonably satisfactory to the Purchaser.

          3.7 Spotless Refinancing and Subordination. On or prior to the Closing Date, all indebtedness, liabilities and other obligations under the secured promissory note, dated as of November 16, 2001 issued by the Company to Spotless (as amended, modified and/or supplemented, the "Existing Spotless Note") and the security agreement, dated as of October 29, 1999 entered into by and between the Company and Spotless in connection with the Existing Spotless Note (as amended, modified and/or supplemented, the "Existing Spotless Security Agreement" and, together with the Existing Spotless Note, the "Existing Spotless Indebtedness") shall have been repaid in full and all commitments in respect thereof shall have been terminated and all Liens and guaranties in connection therewith shall have been terminated (and all appropriate releases, termination statements or other instruments of assignment with respect thereto shall have been obtained), or arrangements shall have been made therefore, to the reasonable satisfaction of Laurus, (ii) the Company shall have duly cancelled 45,865,143 shares of Common Stock of the Company held by and received from Spotless for cancellation on the date hereof pursuant to the terms of a Surrender Letter, dated as of the date hereof, from Spotless

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

to the Company and (iii) all indebtedness, liabilities and other obligations under the account receivable finance agreement, dated as of February 5, 2004 by and between the Company and Spotless (as amended, modified and/or supplemented, the "Existing A/R Facility"), shall have been repaid in full and all commitments in respect thereof shall have been terminated (other than in respect of the assigned accounts as set forth on Schedule I to the Payoff
Letter, dated as of the date hereof and provided to the Company and the Purchaser and in respect of the account of the New York City Department of
Environmental Protection, ID No. NYC004 in the open amount, as of the date hereof, of $189,196.82 purchased by the Company from Spotless pursuant to the Sale Agreement dated as of the date hereof) and all Liens and guaranties in connection therewith shall have been terminated (and all appropriate releases, termination statements or other instruments of assignment with respect thereto shall have been obtained), or arrangements shall have been made therefore, to the reasonable satisfaction of Laurus other than as set forth in the first amended account receivable finance agreement, dated as of the date hereof, by and between the Company. On the Closing Date, Spotless as (i) holder of a subordinated secured promissory note of the Company dated the date hereof in the aggregate principal amount of $500,000 (the "Subordinated Note" and, together with all other documentation related thereto, including without limitation, all related security documentation, the "Subordinated Debt Documentation") and (ii) a party to the Transition Services Agreement, dated as of the date hereof, by and among the Company, Spotless and Joseph Murphy, shall enter into, execute and deliver to Purchaser an intercreditor and subordination agreement in form and substance reasonably satisfactory to the Purchaser (the "Subordination Agreement").

          3.8 Key Man Life Insurance. On or prior to the Closing Date, the Company shall have obtained key man life insurance in respect of Michael O'Reilly with coverage of no less than $3,000,000 from a financially sound and reputable insurer reasonably acceptable to the Purchaser.

      4. Representations and Warranties of the Company. The Company hereby represents and warrants to the Purchaser as follows

          4.1  Organization,  Good  Standing  and  Qualification.  Each  of  the
Company and each of its Subsidiaries is a corporation, partnership or limited liability company, as the case may be, duly organized, validly existing and in good standing under the laws of its jurisdiction of organization. Each of the Company and each of its Subsidiaries has the corporate, limited liability company or partnership, as the case may be, power and authority to own and operate its properties and assets and, insofar as it is or shall be a party thereto, to (1) execute and deliver (i) this Agreement, (ii) the Note, the Warrant and the Option to be issued in connection with this Agreement, (iii) the Master Security Agreement dated as of the date hereof between the Company, certain Subsidiaries of the Company and the Purchaser (as amended, modified and/or supplemented from time to time, the "Master Security Agreement"), (iv) the Registration Rights Agreement relating to the Securities dated as of the date hereof between the Company and the Purchaser (as amended, modified and/or supplemented from time to time, the "Registration Rights Agreement"), (v) the Subsidiary Guaranty dated as of the date hereof made by certain Subsidiaries of the Company (as amended, modified and/or supplemented from time to time, the "Subsidiary Guaranty"), (vi) the Stock Pledge Agreement dated as of the date hereof among the Company, certain Subsidiaries of the Company and the Purchaser (as amended, modified and/or or supplemented from time to time, the "Stock Pledge Agreement"), (vii) the Funds Escrow

Agreement dated as of the date hereof among the Company, the Purchaser and the escrow agent referred to therein, substantially in the form of Exhibit E hereto (as amended, modified and/or supplemented from time to time, the "Escrow Agreement"), (viii) the Subordination Agreement,, and (ix) all other documents, instruments and agreements entered into in connection with the transactions contemplated hereby and thereby (the preceding clauses (ii) through (ix), collectively, the "Related Agreements"); (2) issue and sell the Note and the shares of Common Stock issuable upon conversion of the Note (the "Note Shares");
(3) issue and sell the Warrant and the Warrant Shares; (4) issue and sell the Option and the Option Shares and (5) carry out the provisions of this Agreement and the Related Agreements and to carry on its business as presently conducted. Each of the Company and each of its Subsidiaries is duly qualified and is authorized to do business and is in good standing as a foreign corporation, partnership or limited liability company, as the case may be, in all jurisdictions in which the nature or location of its activities and of its properties (both owned and leased) makes such qualification necessary, except for those jurisdictions in which failure to do so has not, or could not reasonably be expected to have, individually or in the aggregate, a material adverse effect on the business, assets, liabilities, condition (financial or otherwise), properties, operations or prospects of the Company and its Subsidiaries, taken individually and as a whole (a "Material Adverse Effect").


          4.2 Subsidiaries. Each direct and indirect Subsidiary of the Company, the direct owner of such Subsidiary and its percentage ownership thereof, is set forth on Schedule 4.2. For the purpose of this Agreement, a "Subsidiary" of any person or entity means (i) a corporation or other entity whose shares of stock or other ownership interests having ordinary voting power (other than stock or other ownership interests having such power only by reason of the happening of a contingency) to elect a majority of the directors of such corporation, or other persons or entities performing similar functions for such person or entity, are owned, directly or indirectly, by such person or entity or
(ii) a corporation or other entity in which such person or entity owns, directly or indirectly, more than 50% of the equity interests at such time.

          4.3  Capitalization; Voting Rights.

          (a) The authorized capital stock of the Company, as of the date hereof consists of 160,000,000 shares, of which 150,000,000 are shares of Common Stock, par value $0.0001 per share, 32,071,215 shares of which are issued and outstanding, 1,300,000 are shares of Series A preferred stock, par value $0.01 per share of which 1,300,000 shares of Series A preferred stock are issued and outstanding, 50,000 are shares of Series B preferred stock, par value $0.01 per share of which no shares of Series B preferred stock are issued and outstanding and 8,650,000 are shares of non-designated preferred stock, no par value per share of which no shares of non-designated preferred stock are issued and outstanding. The authorized, issued and outstanding capital stock of each Subsidiary of the Company is set forth on Schedule 4.2.

          (b) Except as disclosed on Schedule 4.3, other than: (i) the shares reserved for issuance under the Company's stock option plans; (ii) shares reserved for issuance pursuant to warrants issued to key employees of the Company as part of incentive programs, (iii) shares reserved for issuance pursuant to warrants or options issued by the Company in connection with acquisitions of wholly-owned Subsidiaries in which neither the Company nor any of its Subsidiaries receives any cash consideration) and (iv) shares which may be granted pursuant to this Agreement and the Related Agreements, there are no outstanding options, warrants, rights (including conversion or preemptive rights and rights of first refusal), proxy or stockholder agreements, or arrangements or agreements of any kind for the purchase or acquisition from the Company of any of its securities. Except as disclosed on Schedule 4.3, neither the offer, issuance or sale of any of the Note, the Warrant or the Option, or the issuance of any of the Note Shares, Warrant Shares or Option Shares, nor the consummation of any transaction contemplated hereby will result in a change in the price or number of any securities of the Company outstanding, under anti-dilution or other similar provisions contained in or affecting any such securities.

          (c) All issued and outstanding  shares of the Company's  Common Stock:
     (i) have been duly authorized and validly issued and are fully paid and nonassessable; and (ii) were issued in compliance with all applicable state and federal laws concerning the issuance of securities to the extent that non-compliance in respect of this clause (ii) could not reasonably be expected to have a Material Adverse Effect.

          (d) The rights, preferences, privileges and restrictions of the shares of the Common Stock are as stated in the Company's Certificate of Incorporation (the "Charter"). The Note Shares, Warrant Shares and Option Shares have been duly and validly reserved for issuance; it being understood that, notwithstanding the foregoing, prior to the earlier to occur of (x) December 31, 2005 and (y) the date of the Company's next shareholder's meeting (the "Additional Authorization Date"), the number of shares otherwise required to be reserved by the Company hereunder may be less than that sufficient to provide for the issuance of Conversion Shares upon the full conversion of the Note, the Warrant and the Option; provided that, the number of shares reserved for issuance shall at no time be less than 90,000,000 (subject to proportionate reduction upon conversion of the Note, the Warrant or the Option); provided further that, on and after the Additional Authorization Date, 100% of the Note Shares, the Warrant Shares and the Option Shares shall be duly and validly reserved for issuance. When issued in compliance with the provisions of this Agreement and the Company's Charter, the Securities will be validly issued, fully paid and nonassessable, and will be free of any liens or encumbrances; provided, however, that the Securities may be subject to restrictions on transfer under state and/or federal securities laws as set forth herein or as otherwise required by such laws at the time a transfer is proposed.

          4.4 Authorization; Binding Obligations. All corporate, partnership or limited liability company, as the case may be, action on the part of the Company and each of its Subsidiaries (including their respective officers and directors) necessary for the authorization of this Agreement and the Related Agreements, the performance of all obligations of the Company and its Subsidiaries hereunder and under the other Related Agreements at the Closing and, the authorization, sale, issuance and delivery of the Note, the Warrant and the Option has been taken or will be taken prior to the Closing. This Agreement and the Related Agreements, when executed and delivered and to the extent it is a party thereto, will be valid and binding obligations of each of the Company and each of its Subsidiaries, enforceable against each such person or entity in accordance with their terms, except:

          (a) as limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application affecting enforcement of creditors' rights; and

          (b) general principles of equity that restrict the availability of equitable or legal remedies.

The sale of the Note and the subsequent conversion of the Note into Note Shares are not and will not be subject to any preemptive rights or rights of first refusal that have not been properly waived or complied with. The issuance of the Warrant and the subsequent exercise of the Warrant for Warrant Shares are not and will not be subject to any preemptive rights or rights of first refusal that have not been properly waived or complied with. The issuance of the Option and the subsequent exercise of the Option for Option Shares are not and will not be subject to any preemptive rights or rights of first refusal that have not been properly waived or complied with.

         4.5 Liabilities. Neither the Company nor any of its Subsidiaries has any liabilities, except current liabilities incurred in the ordinary course of business and liabilities disclosed in any of the Company's filings under the Securities Exchange Act of 1934 ("Exchange Act") made prior to the date of this Agreement (collectively, the "Exchange Act Filings"), copies of which have been provided to the Purchaser.

         4.6 Agreements; Action. Except as set forth on Schedule 4.6 or as disclosed in any Exchange Act Filings:

          (a) there are no agreements, understandings, instruments, contracts, proposed transactions, judgments, orders, writs or decrees to which the Company or any of its Subsidiaries is a party or by which it is bound which may involve: (i) obligations (contingent or otherwise) of, or payments to, the Company or any of its Subsidiaries in excess of $75,000 (other than obligations of, or payments to, the Company or any of its Subsidiaries arising from purchase or sale agreements entered into in the ordinary course of business); or (ii) the transfer or license of any patent, copyright, trade secret or other proprietary right to or from the Company or any of its Subsidiaries (other than licenses arising from the purchase of "off the shelf" or other standard products); or (iii) provisions restricting the development, manufacture or distribution of the Company's or any of its Subsidiaries products or services; or (iv) indemnification by the Company or any of its Subsidiaries with respect to infringements of proprietary rights.

          (b) since  June 29,  2004 (the  "Balance  Sheet  Date"),  neither  the
     Company nor any of its Subsidiaries has: (i) declared or paid any dividends, or authorized or made any distribution upon or with respect to any class or series of its capital stock; (ii) incurred any indebtedness for money borrowed or any other liabilities (other than ordinary course obligations) individually in excess of $75,000 or, in the case of indebtedness and/or liabilities individually less than $75,000, in excess of $100,000 in the aggregate; (iii) made any loans or advances to any person or entity not in excess, individually or in the aggregate, of $100,000, other than ordinary course advances for travel expenses; or (iv) sold, exchanged or otherwise disposed of any of its assets or rights, other than the sale of its inventory in the ordinary course of business.

          (c) For the purposes of subsections (a) and (b) above, all indebtedness, liabilities, agreements, understandings, instruments, contracts and proposed transactions involving the same person or entity (including persons or entities the Company or any Subsidiary of the Company has reason to believe are affiliated therewith) shall be aggregated for the purpose of meeting the individual minimum dollar amounts of such subsections.

          (d) The Company maintains disclosure controls and procedures ("Disclosure Controls") designed to ensure that information required to be disclosed by the Company in the reports that it files or submits under the Exchange Act is recorded, processed, summarized, and reported, within the time periods specified in the rules and forms of the Securities and Exchange Commission ("SEC").

          (e) The Company makes and keeps books, records, and accounts, that, in reasonable detail, accurately and fairly reflect the transactions and dispositions of the Company's assets. The Company maintains internal control over financial reporting ("Financial Reporting Controls") designed by, or under the supervision of, the Company's principal executive and principal financial officers, and effected by the Company's board of directors, management, and other personnel, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles ("GAAP"), including that:

               (i) transactions are executed in accordance with management's general or specific authorization;

               (ii)  unauthorized  acquisition,   use,  or  disposition  of  the
          Company's assets that could have a material effect on the financial statements are prevented or timely detected;

               (iii) transactions are recorded as necessary to permit preparation of financial statements in accordance with GAAP, and that the Company's receipts and expenditures are being made only in accordance with authorizations of the Company's management and board of directors;

               (iv)   transactions   are   recorded  as  necessary  to  maintain
          accountability for assets; and

               (v) the recorded accountability for assets is compared with the existing assets at reasonable intervals, and appropriate action is taken with respect to any differences.


          (f) There is no material weakness in any of the Company's Disclosure Controls or Financial Reporting Controls that is required to be disclosed in any of the Exchange Act Filings, except as so disclosed.

         4.7 Obligations to Related Parties. Except as set forth on Schedule 4.7, there are no obligations of the Company or any of its Subsidiaries to officers, directors, stockholders or employees of the Company or any of its Subsidiaries other than:

          (a) for payment of salary for services rendered and for bonus payments;

          (b) reimbursement for reasonable expenses incurred on behalf of the Company and its Subsidiaries;

          (c) for other standard employee benefits made generally available to all employees (including stock option agreements outstanding under any stock option plan approved by the Board of Directors of the Company and each Subsidiary of the Company, as applicable); and

          (d) obligations listed in the Company's and each of its Subsidiary's financial statements or disclosed in any of the Company's Exchange Act Filings.

Except as described above or set forth on Schedule 4.7, none of the officers, directors or, to the best of the Company's knowledge, key employees or stockholders of the Company or any of its Subsidiaries or any members of their immediate families, are indebted to the Company or any of its Subsidiaries, individually or in the aggregate, in excess of $75,000 or have any direct or indirect ownership interest in any firm or corporation with which the Company or any of its Subsidiaries is affiliated or with which the Company or any of its Subsidiaries has a business relationship, or any firm or corporation which competes with the Company or any of its Subsidiaries, other than passive investments in publicly traded companies (representing less than one percent (1%) of such company) which may compete with the Company or any of its Subsidiaries. Except as described above, no officer, director or stockholder of the Company or any of its Subsidiaries, or any member of their immediate families, is, directly or indirectly, interested in any material contract with the Company or any of its Subsidiaries and no agreements, understandings or proposed transactions are contemplated between the Company or any of its Subsidiaries and any such person. Except as may be required hereunder and in the Related Agreements, neither the Company nor any of its Subsidiaries is a guarantor or indemnitor of any indebtedness of any other person or entity.

         4.8 Changes. Since the Balance Sheet Date, except as disclosed in any Exchange Act Filing or in any Schedule to this Agreement or to any of the Related Agreements, there has not been:

          (a) any change in the business, assets, liabilities, condition (financial or otherwise), properties, operations or prospects of the Company or any of its Subsidiaries, which individually or in the aggregate has had, or could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect;

          (b) any resignation or termination of any officer, key employee or group of employees of the Company or any of its Subsidiaries;

          (c) any material change, except in the ordinary course of business, in the contingent obligations of the Company or any of its Subsidiaries by way of guaranty, endorsement, indemnity, warranty or otherwise;

          (d) any damage, destruction or loss, whether or not covered by insurance, which has had, or could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect;

          (e) any waiver by the Company or any of its Subsidiaries of a valuable right or of a material debt owed to it;

          (f) any direct or indirect loans made by the Company or any of its Subsidiaries to any stockholder, employee, officer or director of the Company or any of its Subsidiaries, other than advances made in the ordinary course of business;

          (g) any material change in any compensation arrangement or agreement with any employee, officer, director or stockholder of the Company or any of its Subsidiaries;

          (h) any declaration or payment of any dividend or other distribution of the assets of the Company or any of its Subsidiaries;

          (i) any labor organization activity related to the Company or any of its Subsidiaries;

          (j) any debt, obligation or liability incurred, assumed or guaranteed by the Company or any of its Subsidiaries, except those for immaterial amounts and for current liabilities incurred in the ordinary course of business;

          (k) any sale, assignment or transfer of any patents, trademarks, copyrights, trade secrets or other intangible assets owned by the Company or any of its Subsidiaries;

          (l) any change in any material agreement to which the Company or any of its Subsidiaries is a party or by which either the Company or any of its Subsidiaries is bound which either individually or in the aggregate has had, or could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect;

          (m) any other event or condition of any character that, either individually or in the aggregate, has had, or could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect; or

          (n) any arrangement or commitment by the Company or any of its Subsidiaries to do any of the acts described in subsection (a) through (m) above.

         4.9  Title to Properties and Assets; Liens, Etc. Except as set forth on
Schedule 4.9, each of the Company and each of its Subsidiaries has good and marketable title to its properties and assets, and good title to its leasehold interests, in each case subject to no mortgage, pledge, lien, lease, encumbrance or charge, other than:

          (a) those resulting from taxes which have not yet become delinquent;

          (b) minor liens and encumbrances which do not materially detract from the value of the property subject thereto or materially impair the operations of the Company or any of its Subsidiaries, so long as in each such case, such liens and encumbrances have no effect on the lien priority of the Purchaser in such property;

          (c) those that have otherwise arisen in the ordinary course of business, so long as they have no effect on the lien priority of the Purchaser therein; and

          (d) those resulting from Liens upon any fixed assets that secures the Purchase Money Indebtedness related thereto but only if such Lien shall at all times be confined solely to the asset the purchase price of which was financed or refinanced through the incurrence of the Purchase Money Indebtedness secured by such Lien and only if such Lien secures only such Purchase Money Indebtedness.

All facilities, machinery, equipment, fixtures, vehicles and other properties owned, leased or used by the Company and its Subsidiaries are in good operating condition and repair and are reasonably fit and usable for the purposes for which they are being used. Except as set forth on Schedule 4.9, the Company and its Subsidiaries are in compliance with all material terms of each lease to which it is a party or is otherwise bound.

         4.10  Intellectual Property.

          (a) Each of the Company and each of its Subsidiaries owns or possesses sufficient legal rights to all patents, trademarks, service marks, trade names, copyrights, trade secrets, licenses, information and other proprietary rights and processes necessary for its business as now conducted and, to the Company's knowledge, as presently proposed to be conducted (the "Intellectual Property"), without any known infringement of the rights of others. There are no outstanding options, licenses or agreements of any kind relating to the foregoing proprietary rights, nor is the Company or any of its Subsidiaries bound by or a party to any options, licenses or agreements of any kind with respect to the patents, trademarks, service marks, trade names, copyrights, trade secrets, licenses, information and other proprietary rights and processes of any other person or entity other than such licenses or agreements arising from the purchase of "off the shelf" or standard products.

          (b) Neither the Company nor any of its Subsidiaries has received any communications alleging that the Company or any of its Subsidiaries has violated any of the patents, trademarks, service marks, trade names, copyrights or trade secrets or other proprietary rights of any other person or entity, nor is the Company or any of its Subsidiaries aware of any basis therefor.

          (c) The Company does not believe it is or will be necessary to utilize any inventions, trade secrets or proprietary information of any of its employees made prior to their employment by the Company or any of its Subsidiaries, except for inventions, trade secrets or proprietary information that have been rightfully assigned to the Company or any of its Subsidiaries.

         4.11 Compliance with Other Instruments. Neither the Company nor any of its Subsidiaries is in violation or default of (x) any term of its Charter or Bylaws, or (y) any provision of any indebtedness, mortgage, indenture, contract, agreement or instrument to which it is party or by which it is bound or of any judgment, decree, order or writ, which violation or default, in the case of this clause (y), has had, or could reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect. The execution, delivery and performance of and compliance with this Agreement and the Related Agreements to which it is a party, and the issuance and sale of the Note by the Company and the other Securities by the Company each pursuant hereto and thereto, will not, with or without the passage of time or giving of notice, result in any such material violation, or be in conflict with or constitute a default under any such term or provision, or result in the creation of any mortgage, pledge, lien, encumbrance or charge upon any of the properties or assets of the Company or any of its Subsidiaries or the suspension, revocation, impairment, forfeiture or nonrenewal of any permit, license, authorization or approval applicable to the Company, its business or operations or any of its assets or properties.

         4.12 Litigation. Except as set forth on Schedule 4.12 hereto, there is no action, suit, proceeding or investigation pending or, to the Company's knowledge, currently threatened against the Company or any of its Subsidiaries that prevents the Company or any of its Subsidiaries from entering into this Agreement or the other Related Agreements, or from consummating the transactions contemplated hereby or thereby, or which has had, or could reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect or any change in the current equity ownership of the Company or any of its Subsidiaries, nor is the Company aware that there is any basis to assert any of the foregoing. Neither the Company nor any of its Subsidiaries is a party to or subject to the provisions of any order, writ, injunction, judgment or decree of any court or government agency or instrumentality. There is no action, suit, proceeding or investigation by the Company or any of its Subsidiaries currently pending or which the Company or any of its Subsidiaries intends to initiate.

         4.13 Tax Returns and Payments. Each of the Company and each of its Subsidiaries has timely filed all tax returns (federal, state and local) required to be filed by it. All taxes shown to be due and payable on such returns, any assessments imposed, and all other taxes due and payable by the Company or any of its Subsidiaries on or before the Closing, have been paid or will be paid prior to the time they become delinquent. Except as set forth on
Schedule 4.13, neither the Company nor any of its Subsidiaries has been advised:

          (a) that any of its returns, federal, state or other, have been or are being audited as of the date hereof; or

          (b) of any adjustment, deficiency, assessment or court decision in respect of its federal, state or other taxes.

The  Company  has  no   knowledge  of  any  liability  for any tax to be imposed
upon its properties or assets as of the date of this Agreement that is not adequately provided for.

         4.14 Employees. Except as set forth on Schedule 4.14, neither the Company nor any of its Subsidiaries has any collective bargaining agreements with any of its employees. There is no labor union organizing activity pending or, to the Company's knowledge, threatened with respect to the Company or any of its Subsidiaries. Except as disclosed in the Exchange Act Filings or on Schedule 4.14, neither the Company nor any of its Subsidiaries is a party to or bound by any currently effective employment contract, deferred compensation arrangement, bonus plan, incentive plan, profit sharing plan, retirement agreement or other employee compensation plan or agreement. To the best of the Company's knowledge, no employee of the Company or any of its Subsidiaries, nor any consultant with whom the Company or any of its Subsidiaries has contracted, is in violation of any term of any employment contract, proprietary information agreement or any other agreement relating to the right of any such individual to be employed by, or to contract with, the Company or any of its Subsidiaries because of the nature of the business to be conducted by the Company or any of its Subsidiaries; and to the Company's knowledge the continued employment by the Company and its Subsidiaries of their present employees, and the performance of the Company's and its Subsidiaries' contracts with its independent contractors, will not result in any such violation. Neither the Company nor any of its Subsidiaries is aware that any of its employees is obligated under any contract (including licenses, covenants or commitments of any nature) or other agreement, or subject to any judgment, decree or order of any court or administrative agency that would interfere with their duties to the Company or any of its Subsidiaries. Neither the Company nor any of its Subsidiaries has received any notice alleging that any such violation has occurred. Except for employees who have a current effective employment agreement with the Company or any of its Subsidiaries, no employee of the Company or any of its Subsidiaries has been granted the right to continued employment by the Company or any of its Subsidiaries or to any material compensation following termination of employment with the Company or any of its Subsidiaries. Except as set forth on Schedule 4.14, the Company is not aware that any officer, key employee or group of employees intends to terminate his, her or their employment with the Company or any of its Subsidiaries, nor does the Company or any of its Subsidiaries have a present intention to terminate the employment of any officer, key employee or group of employees.

         4.15  Registration Rights  and  Voting  Rights.  Except as set forth on
Schedule 4.15 and except as disclosed in Exchange Act Filings, neither the Company nor any of its Subsidiaries is presently under any obligation, and neither the Company nor any of its Subsidiaries has granted any rights, to register any of the Company's or its Subsidiaries' presently outstanding securities or any of its securities that may hereafter be issued. Except as set forth on Schedule 4.15 and except as disclosed in Exchange Act Filings, to the Company's knowledge, no stockholder of the Company or any of its Subsidiaries has entered into any agreement with respect to the voting of equity securities of the Company or any of its Subsidiaries.

         4.16 Compliance with Laws; Permits. Neither the Company nor any of its Subsidiaries is in violation of any provision of the Sarbanes-Oxley Act of 2002 or any SEC related regulation rule or any rule of the Principal Market (as hereafter defined) promulgated thereunder or any other applicable statute, rule, regulation, order or restriction of any domestic or foreign government or any instrumentality or agency thereof in respect of the conduct of its business or the ownership of its properties which has had, or could reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect. No governmental orders, permissions, consents, approvals or authorizations are required to be obtained and no registrations or declarations are required to be filed in connection with the execution and delivery of this Agreement or any other Related Agreement and the issuance of any of the Securities, except such as have been duly and validly obtained or filed, or with respect to any filings that must be made after the Closing, as will be filed in a timely manner. Each of the Company and its Subsidiaries has all material franchises, permits, licenses and any similar authority necessary for the conduct of its business as now being conducted by it, the lack of which could, either individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

         4.17 Environmental and Safety Laws. Neither the Company nor any of its Subsidiaries is in violation of any applicable statute, law or regulation relating to the environment or occupational health and safety, and to the best of its knowledge, no material expenditures are or will be required in order to comply with any such existing statute, law or regulation. Except as set forth on
Schedule 4.17, no Hazardous Materials (as defined below) are used or have been used, stored, or disposed of by the Company or any of its Subsidiaries or, to the Company's knowledge, by any other person or entity on any property owned, leased or used by the Company or any of its Subsidiaries. For the purposes of the preceding sentence, "Hazardous Materials" shall mean:

          (a) materials which are listed or otherwise defined as "hazardous" or "toxic" under any applicable local, state, federal and/or foreign laws and regulations that govern the existence and/or remedy of contamination on property, the protection of the environment from contamination, the control of hazardous wastes, or other activities involving hazardous substances, including building materials; or

          (b) any petroleum products or nuclear materials.

         4.18 Valid Offering. Assuming the accuracy of the representations and warranties of the Purchaser contained in this Agreement, the offer, sale and issuance of the Securities will be exempt from the registration requirements of the Securities Act of 1933, as amended (the "Securities Act"), and will have been registered or qualified (or are exempt from registration and qualification) under the registration, permit or qualification requirements of all applicable state securities laws.

         4.19 Full Disclosure. Each of the Company and each of its Subsidiaries has provided the Purchaser with all information requested by the Purchaser in connection with its decision to purchase the Note and Warrant, including all information the Company and its Subsidiaries believe is reasonably necessary to make such investment decision. Neither this Agreement, the Related Agreements, the exhibits and schedules hereto and thereto nor any other document delivered by the Company or any of its Subsidiaries to Purchaser or its attorneys or agents in connection herewith or therewith or with the transactions contemplated hereby or thereby, contain any untrue statement of a material fact nor omit to state a material fact necessary in order to make the statements contained herein or therein, in light of the circumstances in which they are made, not misleading. Any financial projections and other estimates provided to the Purchaser by the Company or any of its Subsidiaries were based on the Company's and its Subsidiaries' experience in the industry and on assumptions of fact and opinion as to future events which the Company or any of its Subsidiaries, at the date of the issuance of such projections or estimates, believed to be reasonable.

         4.20 Insurance. Each of the Company and each of its Subsidiaries has general commercial, product liability, fire and casualty insurance policies with coverages which the Company believes are customary for companies similarly situated to the Company and its Subsidiaries in the same or similar business. The Company has a key man life insurance policy in respect of Michael O'Reilly with coverage of no less than $3,000,000.

         4.21 SEC Reports. Except as set forth on Schedule 4.21, the Company has filed all proxy statements, reports and other documents required to be filed by it under the Securities Exchange Act 1934, as amended (the "Exchange Act"). The Company has furnished the Purchaser copies of: (i) its Annual Report on Form 10-K for its fiscal year ended June 29, 2004; and (ii) its Quarterly Reports on Form 10-Q for its fiscal quarter ended September 28, 2004, December 28, 2004 and March 29, 2005, and the Form 8-K filings which it has made during the fiscal year 2005 to date (collectively, the "SEC Reports"). Except as set forth on Schedule 4.21, each SEC Report was, at the time of its filing, in substantial compliance with the requirements of its respective form and none of the SEC Reports, nor the financial statements (and the notes thereto) included in the SEC Reports, as of their respective filing dates, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

         4.22 Listing. The Company's Common Stock is quoted on a Principal Market (as hereafter defined) and satisfies and at all times hereafter will satisfy, all requirements for the continuation of such quotation. The Company has not received any notice that its Common Stock will be not quoted on the Principal Market or that its Common Stock does not meet all requirements for quotation. For purposes hereof, the term "Principal Market" means the NASD Over The Counter Bulletin Board, NASDAQ SmallCap Market, NASDAQ National Markets System, American Stock Exchange or New York Stock Exchange (whichever of the foregoing is at the time the principal trading exchange or market for the Common Stock).

         4.23 No Integrated Offering. Neither the Company, nor any of its Subsidiaries or affiliates, nor any person acting on its or their behalf, has directly or indirectly made any offers or sales of any security or solicited any offers to buy any security under circumstances that would cause the offering of the Securities pursuant to this Agreement or any of the Related Agreements to be integrated with prior offerings by the Company for purposes of the Securities Act that would prevent the Company from selling the Securities pursuant to Rule 506 under the Securities Act, or any applicable exchange-related stockholder approval provisions, nor will the Company or any of its affiliates or Subsidiaries take any action or steps that would cause the offering of the Securities to be integrated with other offerings.

         4.24 Stop Transfer. The Securities are restricted securities as of the date of this Agreement. Neither the Company nor any of its Subsidiaries will issue any stop transfer order or other order impeding the sale and delivery of any of the Securities at such time as the Securities are registered for public sale or an exemption from registration is available, except as required by state and federal securities laws.

         4.25 Dilution. The Company specifically acknowledges that its obligation to issue the shares of Common Stock upon conversion of the Note and exercise of the Warrant and Option is binding upon the Company and enforceable regardless of the dilution such issuance may have on the ownership interests of other shareholders of the Company.

         4.26 Patriot Act. The Company certifies that, to the best of Company's knowledge, neither the Company nor any of its Subsidiaries has been designated, nor is or shall be owned or controlled, by a "suspected terrorist" as defined in Executive Order 13224. The Company hereby acknowledges that the Purchaser seeks to comply with all applicable laws concerning money laundering and related activities. In furtherance of those efforts, the Company hereby represents, warrants and covenants that: (i) none of the cash or property that the Company or any of its Subsidiaries will pay or will contribute to the Purchaser has been or shall be derived from, or related to, any activity that is deemed criminal under United States law; and (ii) no contribution or payment by the Company or any of its Subsidiaries to the Purchaser, to the extent that they are within the Company's and/or its Subsidiaries' control shall cause, by virtue of such contribution or payment, the Purchaser to be in violation of the United States Bank Secrecy Act, the United States International Money Laundering
Control Act of 1986 or the United States International Money Laundering Abatement and Anti-Terrorist Financing Act of 2001. The Company shall promptly notify the Purchaser if any of these representations, warranties or covenants ceases to be true and accurate regarding the Company or any of its Subsidiaries. The Company shall provide the Purchaser all additional information regarding the Company or any of its Subsidiaries that the Purchaser deems reasonably necessary or convenient to ensure compliance with all applicable laws concerning money laundering and similar activities. The Company understands and agrees that if at any time it is discovered that any of the foregoing representations, warranties or covenants are incorrect, or if otherwise required by applicable law or regulation related to money laundering or similar activities, the Purchaser may reasonably undertake appropriate actions to ensure compliance with applicable law or regulation, including but not limited to segregation and/or redemption of the Purchaser's investment in the Company. The Company further understands that the Purchaser may release confidential information about the Company and its Subsidiaries and, if applicable, any underlying beneficial owners, to proper authorities if the Purchaser (a) determines in its sole discretion that it is legally required, in light of relevant rules and regulations under the laws set forth in subsection (ii) above, to release such information and (b) employs reasonable efforts to promptly notify the Company of such release.

         4.27 ERISA. Based upon the Employee Retirement Income Security Act of 1974 ("ERISA"), and the regulations and published interpretations thereunder, in each case, to the extent applicable to the Company and/or any of its Subsidiaries: (i) neither the Company nor any of its Subsidiaries has engaged in any Prohibited Transactions (as defined in Section 406 of ERISA and Section 4975 of the Internal Revenue Code of 1986, as amended (the "Code"));
(ii) each of the Company and each of its Subsidiaries has met all applicable minimum funding requirements under Section 302 of ERISA in respect of its plans;
(iii) neither the Company nor any of its Subsidiaries has any knowledge of any event or occurrence which would cause the Pension Benefit Guaranty Corporation to institute proceedings under Title IV of ERISA to terminate any employee benefit plan(s); (iv) neither the Company nor any of its Subsidiaries has any fiduciary responsibility for investments with respect to any plan existing for the benefit of persons other than the Company's or such Subsidiary's employees; and (v) neither the Company nor any of its Subsidiaries has withdrawn, completely or partially, from any multi-employer pension plan so as to incur liability under the Multiemployer Pension Plan Amendments Act of 1980.

     5. Representations and Warranties of the Purchaser. The Purchaser hereby represents and warrants to the Company as follows (such representations and warranties do not lessen or obviate the representations and warranties of the Company set forth in this Agreement):

         5.1 No Shorting. Neither the Purchaser nor any of its affiliates and investment partners has, will or will cause any person or entity, to directly or indirectly engage in "short sales" of the Company's Common Stock as long as the Note and/or Additional Note (if any) shall be outstanding.

         5.2 Requisite Power and Authority. The Purchaser has all necessary power and authority under all applicable provisions of law to execute and deliver this Agreement and the Related Agreements and to carry out their provisions. All corporate action on the Purchaser's part required for the lawful execution and delivery of this Agreement and the Related Agreements have been or will be effectively taken prior to the Closing. Upon their execution and delivery, this Agreement and the Related Agreements will be valid and binding obligations of the Purchaser, enforceable in accordance with their terms, except:

          (a) as limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application affecting enforcement of creditors' rights; and

          (b) as limited by general principles of equity that restrict the availability of equitable and legal remedies.

         5.3 Investment Representations. The Purchaser understands that the Securities are being offered and sold pursuant to an exemption from registration contained in the Securities Act based in part upon the Purchaser's representations contained in this Agreement, including, without limitation, that the Purchaser is an "accredited investor" within the meaning of Regulation D under the Securities Act of 1933, as amended (the "Securities Act"). The
Purchaser confirms that it has received or has had full access to all the information it considers necessary or appropriate to make an informed investment decision with respect to the Note, the Warrant and the Option to be purchased by it under this Agreement and the Note Shares, the Warrant Shares and the Option Shares acquired by it upon the conversion of the Note, the exercise of the Warrant and the exercise of the Option, respectively. The Purchaser further confirms that it has had an opportunity to ask questions and receive answers from the Company regarding the Company's and its Subsidiaries' business, management and financial affairs and the terms and conditions of the Offering, the Note, the Warrant, the Option and the Securities and to obtain additional information (to the extent the Company possessed such information or could acquire it without unreasonable effort or expense) necessary to verify any information furnished to the Purchaser or to which the Purchaser had access.

         5.4 The Purchaser Bears Economic Risk. The Purchaser has substantial experience in evaluating and investing in private placement transactions of securities in companies similar to the Company so that it is capable of evaluating the merits and risks of its investment in the Company and has the capacity to protect its own interests. The Purchaser must bear the economic risk of this investment until the Securities are sold pursuant to: (i) an effective registration statement under the Securities Act; or (ii) an exemption from registration is available with respect to such sale.

         5.5 Acquisition for Own Account. The Purchaser is acquiring the Note, the Warrant and the Option and the Note Shares, the Warrant Shares and the Option Shares for the Purchaser's own account for investment only, and not as a nominee or agent and not with a view towards or for resale in connection with their distribution. The Purchaser shall not effect sales, transfers or dispositions of the Note Shares, Warrant Shares or Option Shares in any manner that would reasonably be expected to result in the Purchaser being deemed to be an "underwriter" as defined in the Securities Act.

         5.6 The Purchaser Can Protect Its Interest. The Purchaser represents that by reason of its, or of its management's, business and financial experience, the Purchaser has the capacity to evaluate the merits and risks of its investment in the Note, the Warrant, the Option and the Securities and to protect its own interests in connection with the transactions contemplated in this Agreement and the Related Agreements. Further, the Purchaser is aware of no publication of any advertisement in connection with the transactions contemplated in the Agreement or the Related Agreements.

         5.7 Accredited Investor. The Purchaser represents that it is an accredited investor within the meaning of D under the Securities Act.

         5.8  Legends.

          (a) The Note shall bear substantially the following legend:

          "THIS NOTE AND THE COMMON STOCK ISSUABLE UPON CONVERSION OF THIS NOTE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY APPLICABLE STATE SECURITIES LAWS. THIS NOTE AND THE COMMON STOCK ISSUABLE UPON CONVERSION OF THIS NOTE MAY NOT BE SOLD,
          OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THIS NOTE OR SUCH SHARES UNDER SAID ACT AND APPLICABLE STATE SECURITIES LAWS OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO WINDSWEPT ENVIRONMENTAL GROUP, INC. THAT SUCH REGISTRATION IS NOT REQUIRED."

          (b) The Note Shares, the Warrant Shares and the Option Shares, if not issued by DWAC system (as hereinafter defined), shall bear a legend which shall be in substantially the following form until such shares are covered by an effective registration statement filed with the SEC:

          "THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY
          APPLICABLE STATE SECURITIES LAWS. THESE SHARES MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH SECURITIES ACT AND APPLICABLE STATE LAWS OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO WINDSWEPT ENVIRONMENTAL GROUP, INC. THAT SUCH REGISTRATION IS NOT REQUIRED."

          (c) The Warrant  shall bear  substantially  the  following legend:

          "THIS WARRANT AND THE COMMON SHARES ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY APPLICABLE STATE SECURITIES LAWS. THIS WARRANT AND THE COMMON SHARES ISSUABLE UPON EXERCISE OF THIS WARRANT MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THIS WARRANT OR THE UNDERLYING SHARES OF COMMON STOCK UNDER SAID ACT AND APPLICABLE STATE SECURITIES LAWS OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO WINDSWEPT ENVIRONMENTAL GROUP, INC. THAT SUCH REGISTRATION IS NOT REQUIRED."

          (d) The Option shall bear substantially the following legend:

          "THIS OPTION AND THE COMMON SHARES ISSUABLE UPON EXERCISE OF THIS OPTION HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY APPLICABLE STATE SECURITIES LAWS. THIS OPTION AND THE COMMON SHARES ISSUABLE UPON EXERCISE OF THIS OPTION MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THIS OPTION OR THE UNDERLYING SHARES OF COMMON STOCK UNDER SAID ACT AND APPLICABLE STATE SECURITIES LAWS OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO WINDSWEPT ENVIRONMENTAL GROUP, INC. THAT SUCH REGISTRATION IS NOT REQUIRED."

     6. Covenants of the Company. The Company covenants and agrees with the Purchaser as follows:

         6.1 Stop-Orders. The Company will advise the Purchaser, promptly after it receives any notice of issuance by the SEC, any state securities commission or any other regulatory authority of any stop order or of any order preventing or suspending any offering of any securities of the Company, or of the suspension of the qualification of the Common Stock of the Company for offering or sale in any jurisdiction, or the initiation of any proceeding for any such purpose.

         6.2 Quotation. The Company shall promptly secure the quotation for trading of the shares of Common Stock issuable upon conversion of the Note and upon the exercise of the Warrant and Option on the Principal Market upon which shares of Common Stock are quoted for trading (subject to official notice of issuance) and shall maintain such quotation for trading, so long as any other shares of Common Stock shall be so quoted for trading. The Company will maintain the quotation for trading of its Common Stock on the Principal Market, and will comply in all material respects with the Company's reporting, filing and other obligations under the bylaws or rules of the National Association of Securities Dealers ("NASD") and such exchanges, as applicable.

         6.3 Market Regulations/Compliance. The Company shall (i) notify the SEC, NASD and applicable state authorities, in accordance with any and all of their applicable requirements, of the transactions contemplated by this Agreement, and shall take all other necessary action and proceedings as may be required and permitted by applicable law, rule and regulation, for the legal and valid issuance of the Securities to the Purchaser and promptly provide copies thereof to the Purchaser (ii) at all times comply in all respects with all applicable securities law, rules and regulations, including, but not limited to any and all applicable rules, regulations and authority of the SEC, NASD and any and all applicable state and federal authorities.

         6.4 Reporting Requirements. The Company shall timely file with the SEC all reports required to be filed pursuant to the Exchange Act and refrain from terminating its status as an issuer required by the Exchange Act to file reports thereunder even if the Exchange Act or the rules or regulations thereunder would permit such termination.

         6.5 Use of Funds. The Company shall use the proceeds of the sale of the Note, the Warrant and the Option (i) to repay in full its obligations arising under the Existing Spotless Indebtedness and (ii) for general corporate purposes and working capital purposes only.

         6.6 Access to Facilities. For so long as the Note and the Additional Note (if any) are outstanding, each of the Company and each of its Subsidiaries will permit any representatives designated by the Purchaser (or any successor of the Purchaser), upon reasonable notice and during normal business hours, at such person's expense and accompanied by a representative of the Company or any Subsidiary (provided that no such prior notice shall be required to be given and no such representative of the Company or any Subsidiary shall be required to accompany the Purchaser in the event the Purchaser reasonably believes such access is necessary to preserve or protect the Collateral (as defined in the Master Security Agreement) or following the occurrence and during the continuance of an Event of Default (as defined in the Note)), to:

               (a) visit and inspect any of the properties of the Company or any of its Subsidiaries;

               (b) examine the corporate and financial records of the Company or any of its Subsidiaries (unless such examination is not permitted by federal, state or local law or by contract) and make copies thereof or extracts therefrom; and

               (c) discuss the affairs, finances and accounts of the Company or any of its Subsidiaries with the directors, officers and independent accountants of the Company or any of its Subsidiaries.

Notwithstanding the foregoing, neither the Company nor any of its Subsidiaries shall be required to provide any material, non-public information to the Purchaser or any representatives designated by the Purchaser unless the Purchaser and/or such representatives sign or are otherwise subject to a confidentiality agreement and otherwise complies with Regulation FD, under the federal securities laws.

         6.7 Taxes. Each of the Company and each of its Subsidiaries will promptly pay and discharge, or cause to be paid and discharged, when due and payable, all taxes, assessments and governmental charges or levies imposed upon the income, profits, property or business of the Company and its Subsidiaries; provided, however, that any such tax, assessment, charge or levy need not be paid currently if (i) the validity thereof shall currently and diligently be contested in good faith by appropriate proceedings, (ii) such tax, assessment, charge or levy shall have no effect on the lien priority of the Purchaser in any property of the Company or any of its Subsidiaries and (iii) if the Company and/or such Subsidiary shall have set aside on its books adequate reserves with respect thereto in accordance with GAAP; and provided, further, that the Company and its Subsidiaries will pay all such taxes, assessments, charges or levies forthwith upon the commencement of proceedings to foreclose any lien which may have attached as security therefor.

         6.8 Insurance. Each of the Company and its Subsidiaries will keep its assets which are of an insurable character insured by financially sound and reputable insurers against loss or damage by fire, explosion and other risks customarily insured against by companies in similar business similarly situated as the Company and its Subsidiaries; and the Company and its Subsidiaries will maintain, with financially sound and reputable insurers, insurance against other hazards and risks and liability to persons and property to the extent and in the manner which the Company reasonably believes is customary for companies in similar business similarly situated as the Company and its Subsidiaries and to the extent available on commercially reasonable terms. The Company, and each of its Subsidiaries, will jointly and severally bear the full risk of loss from any loss of any nature whatsoever with respect to the assets pledged to the Purchaser as security for their respective obligations hereunder and under the Related Agreements. At the Company's and each of its Subsidiaries' joint and several cost and expense in amounts and with carriers reasonably acceptable to the Purchaser, each of the Company and each of its Subsidiaries shall (i) keep all its insurable properties and properties in which it has an interest insured against the hazards of fire, flood, sprinkler leakage, those hazards covered by extended coverage insurance and such other hazards, and for such amounts, as is customary in the case of companies engaged in businesses similar to the Company's or the respective Subsidiary's including business interruption insurance; (ii) maintain a bond in such amounts as is customary in the case of companies engaged in businesses similar to the Company's or the respective Subsidiary's insuring against larceny, embezzlement or other criminal misappropriation of insured's officers and employees who may either singly or jointly with others at any time have access to the assets or funds of the Company or any of its Subsidiaries either directly or through governmental authority to draw upon such funds or to direct generally the disposition of such assets; (iii) maintain public and product liability insurance against claims for personal injury, death or property damage suffered by others; (iv) maintain all such worker's compensation or similar insurance as may be required under the laws of any state or jurisdiction in which the Company or the respective
Subsidiary is engaged in business; (v) maintain key man life insurance in respect of Michael O'Reilly with coverage of no less than $3,000,000 from a financially sound and reputable insurer reasonably acceptable to the Purchaser,
(vi) maintain accounts receivable insurance in form and substance is in effect on the date hereof and otherwise reasonably satisfactory to the Purchaser and
(vii) furnish the Purchaser with (x) copies of all policies and evidence of the maintenance of such policies at least thirty (30) days before any expiration date, (y) excepting the Company's workers' compensation policy, endorsements to such policies naming the Purchaser as "co-insured" or "additional insured" and appropriate loss payable endorsements in form and substance satisfactory to the Purchaser, naming the Purchaser as loss payee, and (z) evidence that as to the Purchaser the insurance coverage shall not be impaired or invalidated by any act or neglect of the Company or any Subsidiary and the insurer will provide the Purchaser with at least thirty (30) days notice prior to cancellation. The Company and each Subsidiary shall instruct the insurance carriers that in the event of any loss thereunder, the carriers shall make payment for such loss to the Company and/or the Subsidiary and the Purchaser jointly. In the event that as of the date of receipt of each loss recovery upon any such insurance, the Purchaser has not declared an event of default with respect to this Agreement or any of the Related Agreements, then the Company and/or such Subsidiary shall be permitted to direct the application of such loss recovery proceeds toward investment in property, plant and equipment that would comprise "Collateral" secured by the Purchaser's security interest pursuant to the Master Security Agreement or such other security agreement as shall be required by the Purchaser, with any surplus funds to be applied toward payment of the obligations of the Company to the Purchaser. In the event that the Purchaser has properly declared an event of default with respect to this Agreement or any of the Related Agreements, then all loss recoveries received by the Purchaser upon any such insurance thereafter may be applied to the obligations of the Company hereunder and under the Related Agreements, in such order as the Purchaser may determine. Any surplus (following satisfaction of all Company obligations to the Purchaser) shall be paid by the Purchaser to the Company or applied as may be otherwise required by law. Any deficiency thereon shall be paid by the Company or the Subsidiary, as applicable, to the Purchaser, on demand.

         6.9 Intellectual Property. Each of the Company and each of its Subsidiaries shall maintain in full force and effect its existence, rights and franchises and all licenses and other rights to use Intellectual Property owned or possessed by it and reasonably deemed to be necessary to the conduct of its business.

         6.10 Properties. Each of the Company and each of its Subsidiaries will keep its properties in good repair, working order and condition, reasonable wear and tear excepted, and from time to time make all needful and proper repairs, renewals, replacements, additions and improvements thereto; and each of the Company and each of its Subsidiaries will at all times comply with each provision of all leases to which it is a party or under which it occupies property if the breach of such provision could, either individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

         6.11 Confidentiality. The Company will not, and will not permit any of its Subsidiaries to, disclose, and will not include in any public announcement, the name of the Purchaser, unless expressly agreed to by the Purchaser or unless and until such disclosure is required by law or applicable regulation, and then only to the extent of such requirement. Notwithstanding the foregoing, the Company may disclose the Purchaser's identity and the terms of this Agreement to its current and prospective debt and equity financing sources.


         6.12 Required Approvals. (I) For so long as twenty-five percent (25%) of the principal amount of the Note is outstanding, the Company, without the prior written consent of the Purchaser, shall not, and shall not permit any of its Subsidiaries to:

               (a) (i) directly or indirectly declare or pay any dividends, other than (i) dividends paid to the Company or any of its wholly-owned Subsidiaries and (ii) cash dividends paid to holders of the Company's Series A preferred stock to the extent not in excess of $78,000 in the aggregate during any fiscal year of the Company, (ii) issue any preferred stock that is manditorily redeemable prior to the one year anniversary of Maturity Date (as defined in the Note or (iii) redeem any of its preferred stock or other equity interests;

               (b) Except as set forth in Schedule 6.12(b), liquidate, dissolve or effect a material reorganization (it being understood that in no event shall the Company or any of its Subsidiaries dissolve, liquidate or merge with any other person or entity (unless, in the case of such a merger, the Company or, in the case of merger not involving the Company, such Subsidiary, as applicable, is the surviving entity);

               (c) become subject to (including, without limitation, by way of amendment to or modification of) any agreement or instrument which by its terms would (under any circumstances) restrict the Company's or any of its Subsidiaries, right to perform the provisions of this Agreement, any Related Agreement or any of the agreements contemplated hereby or thereby;

               (d) materially alter or change the scope of the business of the Company and its Subsidiaries taken as a whole;

               (e) (i) create, incur, assume or suffer to exist any indebtedness (exclusive of trade debt and debt incurred to finance the purchase of equipment (not in excess of five percent (5%) of the fair market value of the Company's and its Subsidiaries' assets)) whether secured or unsecured other than (w) (a) any indebtedness incurred for the payment of all or any part of the purchase price of any fixed asset, including indebtedness under capitalized leases, (b) any indebtedness incurred for the sole purpose of financing or refinancing all or any part of the purchase price of any fixed asset, and (c) any renewals, extensions or refinancings thereof (but not any increases in the principal amounts thereof outstanding at that time) (clauses (a), (b) and (c)
          collectively, "Purchase Money Indebtedness"); provided that the aggregate amount of Purchase Money Indebtedness incurred during any fiscal year of the Company shall in no event exceed $250,000, (x) the Company's obligations owed to the Purchaser, (y) indebtedness set forth on Schedule 6.12(e) attached hereto and made a part hereof and any refinancings or replacements thereof on terms no less favorable to the Purchaser than the indebtedness being refinanced or replaced, and
          (z) any indebtedness incurred in connection with the purchase of assets (other than equipment) in the ordinary course of business, or any refinancings or replacements thereof on terms no less favorable to the Purchaser than the indebtedness being refinanced or replaced, so long as any lien relating thereto shall only encumber the fixed assets so purchased and no other assets of the Company or any of its Subsidiaries; (ii) cancel any indebtedness owing to it in excess of $50,000 in the aggregate during any 12 month period; (iii) assume, guarantee, endorse or otherwise become directly or contingently liable in connection with any obligations of any other person or entity, except the endorsement of negotiable instruments by the Company or any Subsidiary thereof for deposit or collection or similar transactions in the ordinary course of business or guarantees of indebtedness otherwise permitted to be outstanding pursuant to this clause (e); and


               (II) The Company, without the prior written consent of the Purchaser, shall not, and shall not permit any of its Subsidiaries to create or acquire any Subsidiary after the date hereof unless (i) such Subsidiary is a wholly-owned Subsidiary of the Company and (ii) such Subsidiary becomes a party to the Master Security Agreement, the Stock Pledge Agreement and the Subsidiary Guaranty (either by executing a counterpart thereof or an assumption or joinder agreement in respect thereof) and, to the extent required by the Purchaser, satisfies each condition of this Agreement and the Related Agreements as if such Subsidiary were a Subsidiary on the Closing Date.

         6.13  Reissuance   of   Securities.   The   Company  agrees  to reissue
certificates   representing  the  Securities   without  the legends set forth in
Section 5.8 above at such time as:

               (a) the holder thereof is permitted to dispose of such Securities pursuant to Rule 144(k) under the Securities Act; or

               (b) upon resale subject to an effective registration statement after such Securities are registered under the Securities Act.

The Company agrees to cooperate with the Purchaser in connection with all resales pursuant to Rule 144(d) and Rule 144(k) and provide legal opinions necessary to allow such resales provided the Company and its counsel receive reasonably requested representations from the Purchaser and broker, if any and all factual conditions and documentation that may be required solely on the part of the Purchaser shall otherwise be satisfied.

         6.14 Opinion. On the Closing Date, the Company will deliver to the Purchaser an opinion acceptable to the Purchaser from the Company's external legal counsel. The Company will provide, at the Company's expense, such other legal opinions in the future as are deemed reasonably necessary by the Purchaser (and acceptable to the Purchaser) in connection with the conversion of the Note and exercise of the Warrant and Option.

        6.15 Margin Stock. The Company will not permit any of the proceeds of the Note, the Warrant or the Option to be used directly or indirectly to "purchase" or "carry" "margin stock" or to repay indebtedness incurred to "purchase" or "carry" "margin stock" within the respective meanings of each of the quoted terms under Regulation U of the Board of Governors of the Federal Reserve System as now and from time to time hereafter in effect.

         6.16 Financing Right of First Refusal.

               (a) The Company hereby grants to the Purchaser a right of first refusal to provide any Additional Financing (as defined below) to be issued by the Company and/or any of its Subsidiaries, subject to the following terms and conditions. From and after the date hereof, prior to the incurrence of any additional convertible indebtedness other than in connection with a refinancing or repayment in full of the Subordinated Note (an "Additional Financing"), the Company and/or any Subsidiary of the Company, as the case may be, shall notify the Purchaser of its intention to enter into such Additional Financing. In connection therewith, the Company and/or the applicable Subsidiary thereof shall submit a fully executed term sheet (a "Proposed Term Sheet") to the Purchaser setting forth the terms, conditions and pricing of any such Additional Financing (such financing to be negotiated on "arm's length" terms and the terms thereof to be negotiated in good faith) proposed to be entered into by the Company and/or such Subsidiary. The Purchaser shall have the right, but not the obligation, to deliver its own proposed term sheet (the "Purchaser Term Sheet") setting forth the terms and conditions upon which the Purchaser would be willing to provide such Additional Financing to the Company and/or such Subsidiary. The Purchaser Term Sheet shall contain terms no less favorable to the Company and/or such Subsidiary than those outlined in Proposed Term Sheet, as determined by the Board of Directors of the Company in its reasonable discretion. The Purchaser shall deliver such Purchaser Term Sheet within ten business days of receipt of each such Proposed Term Sheet. If the provisions of the Purchaser Term Sheet are at least as favorable to the Company and/or such Subsidiary, as the case may be, as the provisions of the Proposed Term Sheet, the Company and/or such Subsidiary shall enter into and consummate the Additional Financing transaction outlined in the Purchaser Term Sheet.

               (b) The Company will not, and will not permit its Subsidiaries to, agree, directly or indirectly, to any restriction with any person or entity which limits the ability of the Purchaser to consummate an Additional Financing with the Company or any of its Subsidiaries.

          6.17 Additional Investment. The Company agrees and acknowledges that the Purchaser shall have the right (at its sole option), on or prior to the date which is 270 days following the Closing Date, to purchase an additional note (the "Additional Note") from the

Company in an aggregate principal amount of up to $1,300,000 on the same terms and conditions (including, without limitation, the same interest rate, the Fixed Conversion Price (as defined in the Note) then in effect, proportionate warrant coverage (at the same exercise prices), a proportionate amortization schedule, etc.) set forth in, and pursuant to substantially similar documentation as, this Agreement and the Related Agreements.

         6.18 Prohibition of Amendments to Subordinated Debt Documentation. The Company shall not, without the prior written consent of Laurus, amend, modify or in any way alter the terms of any of the Subordinated Debt Documentation, including, any increase to the aggregate principal amount outstanding.

         6.19 Prohibitions of Payment Under Subordinated Debt Documentation. The Company shall not, and shall cause each of its Subsidiaries to not, without the prior written consent of Laurus, make any payments in respect of the indebtedness evidenced by the Subordinated Debt Documentation (the "Subordinated Debt"), other than as expressly required by the terms thereof; provided that the Company shall be permitted to prepay the Subordinated Debt in an aggregate maximum amount not to exceed at any time the aggregate amount of all funds released to the Company from the Escrow Amount (as defined in the Post-Closing Letter) as at the date of determination.

         6.20  Additional Authorization  Date.  Prior to the earlier to occur of
(x) December 31, 2005 and (y) the Additional Authorization Date, the Company shall have reserved a sufficient number of shares to provide for the issuance of Conversion Shares upon the full conversion of the Note, the Warrant and the Option; provided that at no time shall the number of Conversion Shares reserved for issuance upon conversion of the Note, the Warrant and the Option be less than 90,000,000 (subject to proportionate reduction upon conversion of the Note, the Warrant or the Option).

     7. Covenants of the Purchaser. The Purchaser covenants and agrees with the Company as follows:

         7.1 Confidentiality.  The  Purchaser  will  not  disclose, and will not include in any public announcement, the name of the Company, unless expressly agreed to by the Company or unless and until such disclosure is required by law or applicable regulation, and then only to the extent of such requirement.

         7.2 Non-Public Information; Prospectus Delivery Requirements. (a) The Purchaser will not effect any sales in the shares of the Company's Common Stock while in possession of material, non-public information regarding the Company and/or its Subsidiaries if such sales would violate any applicable securities law.

         (b) The Purchase shall comply with the prospectus delivery requirements of the Securities Act where and to the extent applicable.

         7.3 Limitation on Acquisition of Common Stock of the Company. Notwithstanding anything to the contrary contained in this Agreement, any Ancillary Agreement or any document, instrument or agreement entered into in connection with any other transactions between the Purchaser and the Company, the Purchaser may not acquire stock in the Company (including, without limitation, pursuant to a contract to purchase, by exercising an option or warrant, by converting any other security or instrument, by acquiring or exercising any other right to acquire, shares of stock or other security convertible into shares of stock in the Company, or otherwise, and such contracts, options, warrants, conversion or other rights shall not be enforceable or exercisable) to the extent such stock acquisition would cause any interest (including any original issue discount) payable by the Company to Laurus not to qualify as "portfolio interest" within the meaning of Section 881(c)(2) of the Code, by reason of Section 881(c)(3) of the Code, taking into account the constructive ownership rules under Section 871(h)(3)(C) of the Code (the "Stock Acquisition Limitation"). The Stock Acquisition Limitation shall automatically become null and void without any notice to the Company upon the earlier to occur of either (a) the Company's delivery to Laurus of a Notice of Redemption (as defined in the Note) or (b) the existence of an Event of Default (as defined in the Note) at a time when the average closing price of the Company's Common Stock as reported by Bloomberg, L.P. on the Principal Market for the immediately preceding five trading days is greater than or equal to 150% of the Fixed Conversion Price (as defined in the Note).

     8.  Covenants of the Company and the Purchaser Regarding Indemnification.

         8.1 Company Indemnification. The Company agrees to indemnify, hold harmless, reimburse and defend the Purchaser, each of the Purchaser's officers, directors, agents, affiliates, control persons, and principal shareholders, against all claims, costs, expenses, liabilities, obligations, losses or damages (including reasonable legal fees) of any nature, incurred by or imposed upon the Purchaser which result, arise out of or are based upon: (i) any misrepresentation by the Company or any of its Subsidiaries or breach of any warranty by the Company or any of its Subsidiaries in this Agreement, any other Related Agreement or in any exhibits or schedules attached hereto or thereto; or
(ii) any breach or default in performance by Company or any of its Subsidiaries of any covenant or undertaking to be performed by Company or any of its Subsidiaries hereunder, under any other Related Agreement or any other agreement entered into by the Company and/or any of its Subsidiaries and the Purchaser relating hereto or thereto.

         8.2 Purchaser's Indemnification. The Purchaser agrees to indemnify, hold harmless, reimburse and defend the Company and each of the Company's officers, directors, agents, affiliates, control persons and principal shareholders, at all times against any claims, costs, expenses, liabilities, obligations, losses or damages (including reasonable legal fees) of any nature, incurred by or imposed upon the Company which result, arise out of or are based upon: (i) any misrepresentation by the Purchaser or breach of any warranty by the Purchaser in this Agreement or in any exhibits or schedules attached hereto or any Related Agreement; or (ii) any breach or default in performance by the Purchaser of any covenant or undertaking to be performed by the Purchaser hereunder, or any other agreement entered into by the Company and the Purchaser relating hereto.

     9.  Conversion of Convertible Note.

         9.1  Mechanics of Conversion.

               (a) Provided the Purchaser has notified the Company of the Purchaser's intention to sell the Note Shares and the Note Shares are included in an effective registration statement or are otherwise exempt from registration when sold: (i) upon the conversion of the Note or part thereof, the Company shall, at its own cost and expense, take all necessary action (including the issuance of an opinion of counsel reasonably acceptable to the Purchaser following a request by the Purchaser) to assure that the Company's transfer agent shall issue shares of the Company's Common Stock in the name of the Purchaser (or its nominee) or such other persons as designated by the Purchaser in accordance with Section 9.1(b) hereof and in such denominations to be specified representing the number of Note Shares issuable upon such conversion; and (ii) the Company warrants that no instructions other than these instructions have been or will be given to the transfer agent of the Company's Common Stock and that after the Effectiveness Date (as defined in the Registration Rights Agreement) the Note Shares issued, to the extent registered for resale under an effective registration statement or otherwise exempt from registration under the Securities Act, will be freely transferable subject to the prospectus delivery requirements of the Securities Act and the provisions of this Agreement, and will not contain a legend restricting the resale or transferability of the Note Shares.

               (b) The Purchaser will give notice of its decision to exercise its right to convert the Note or part thereof by telecopying or otherwise delivering an executed and completed notice of the number of shares to be converted to the Company (the "Notice of Conversion"). The Purchaser will not be required to surrender the Note until the Purchaser receives a credit to the account of the Purchaser's prime broker through the DWAC system (as defined below), representing the Note Shares or until the Note has been fully satisfied. Each date on which a Notice of Conversion is telecopied or delivered to the Company in accordance with the provisions hereof shall be deemed a "Conversion Date." Pursuant to the terms of the Notice of Conversion, the Company will issue instructions to the transfer agent accompanied by an opinion of counsel within one (1) business day of the date of the delivery to the Company of the Notice of Conversion and shall cause the transfer agent to transmit the certificates representing the Conversion Shares to the Holder by crediting the account of the Purchaser's prime broker with the Depository Trust Company ("DTC") through its Deposit Withdrawal Agent Commission ("DWAC") system within three (3) business days after receipt by the Company of the Notice of Conversion (the "Delivery Date").

               (c) The Company  understands  that a delay in the delivery of the
          Note Shares in the form required pursuant to Section 9 hereof beyond the Delivery Date could result in economic loss to the Purchaser. In the event that the Company fails to direct its transfer agent to deliver the Note Shares to the Purchaser via the DWAC system within the time frame set forth in Section 9.1(b) above and the Note Shares are not delivered to the Purchaser by the Delivery Date, as compensation to the Purchaser for such loss, the Company agrees to pay late payments to the Purchaser for late issuance of the Note

          Shares in the form required pursuant to Section 9 hereof upon conversion of the Note in the amount equal to the greater of: (i) $500 per business day after the Delivery Date; or (ii) the Purchaser's actual damages from such delayed delivery. The Company shall pay any payments incurred under this Section in immediately available funds upon demand and, in the case of actual damages, accompanied by reasonable documentation of the amount of such damages. Such documentation shall show the number of shares of Common Stock the Purchaser is forced to purchase (in an open market transaction) which the Purchaser anticipated receiving upon such conversion, and shall be calculated as the amount by which (A) the Purchaser's total purchase price (including customary brokerage commissions, if any) for the shares of Common Stock so purchased exceeds (B) the aggregate principal and/or interest amount of the Note, for which such Conversion Notice was not timely honored.

     10.  Registration Rights.

          10.1  Registration   Rights  Granted.   The   Company   hereby  grants
registration   rights  to  the  Purchaser  pursuant  to the Registration  Rights
Agreement.

          10.2 Offering Restrictions. Except as previously disclosed in the SEC Reports or in the Exchange Act Filings, or stock or stock options granted to employees or directors of the Company (these exceptions hereinafter referred to as the "Excepted Issuances"), neither the Company nor any of its Subsidiaries will, prior to the full repayment or conversion of the Note (together with all accrued and unpaid interest and fees related thereto), (x) enter into any equity line of credit agreement or similar agreement or (y) issue, or enter into any agreement to issue, any securities with a variable/floating conversion and/or pricing feature which are or could be (by conversion or registration) free-trading securities (i.e. common stock subject to a registration statement).

     11.  Miscellaneous.

          11.1  Governing Law, Jurisdiction and Waiver of Jury Trial.

               (a) THIS AGREEMENT AND THE OTHER RELATED AGREEMENTS SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND PERFORMED IN SUCH STATE, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS.


               (b) THE COMPANY HEREBY CONSENTS AND AGREES THAT THE STATE OR FEDERAL COURTS LOCATED IN THE COUNTY OF NEW YORK, STATE OF NEW YORK SHALL HAVE EXCLUSIVE JURISDICTION TO HEAR AND DETERMINE ANY CLAIMS OR DISPUTES BETWEEN THE COMPANY, ON THE ONE HAND, AND THE PURCHASER, ON THE OTHER HAND, PERTAINING TO THIS AGREEMENT OR ANY OF THE RELATED AGREEMENTS OR TO ANY MATTER ARISING OUT OF OR RELATED TO THIS AGREEMENT OR ANY OF THE OTHER RELATED AGREEMENTS; PROVIDED, THAT THE PURCHASER AND THE COMPANY ACKNOWLEDGE THAT ANY APPEALS FROM THOSE

          COURTS MAY HAVE TO BE HEARD BY A COURT LOCATED OUTSIDE OF THE COUNTY OF NEW YORK, STATE OF NEW YORK; AND FURTHER PROVIDED, THAT NOTHING IN THIS AGREEMENT SHALL BE DEEMED OR OPERATE TO PRECLUDE THE PURCHASER FROM BRINGING SUIT OR TAKING OTHER LEGAL ACTION IN ANY OTHER JURISDICTION TO COLLECT THE OBLIGATIONS, TO REALIZE ON THE COLLATERAL (AS DEFINED IN THE MASTER SECURITY AGREEMENT) OR ANY OTHER SECURITY FOR THE OBLIGATIONS (AS DEFINED IN THE MASTER SECURITY AGREEMENT), OR TO ENFORCE A JUDGMENT OR OTHER COURT ORDER IN FAVOR OF THE PURCHASER. THE COMPANY EXPRESSLY SUBMITS AND CONSENTS IN ADVANCE TO SUCH JURISDICTION IN ANY ACTION OR SUIT COMMENCED IN ANY SUCH COURT, AND THE COMPANY HEREBY WAIVES ANY OBJECTION WHICH IT MAY HAVE BASED UPON LACK OF PERSONAL JURISDICTION, IMPROPER VENUE OR FORUM NON CONVENIENS. THE COMPANY HEREBY WAIVES PERSONAL SERVICE OF THE SUMMONS, COMPLAINT AND OTHER PROCESS ISSUED IN ANY SUCH ACTION OR SUIT AND AGREES THAT SERVICE OF SUCH SUMMONS, COMPLAINT AND OTHER PROCESS MAY BE MADE BY REGISTERED OR CERTIFIED MAIL ADDRESSED TO THE COMPANY AT THE ADDRESS SET FORTH IN SECTION 11.9 AND THAT SERVICE SO MADE SHALL BE DEEMED COMPLETED UPON THE EARLIER OF THE COMPANY'S ACTUAL RECEIPT THEREOF OR THREE (3) DAYS AFTER DEPOSIT IN THE U.S. MAILS, PROPER POSTAGE PREPAID.

               (c) THE PARTIES DESIRE THAT THEIR DISPUTES BE RESOLVED BY A JUDGE APPLYING SUCH APPLICABLE LAWS. THEREFORE, TO ACHIEVE THE BEST COMBINATION OF THE BENEFITS OF THE JUDICIAL SYSTEM AND OF ARBITRATION, THE PARTIES HERETO WAIVE ALL RIGHTS TO TRIAL BY JURY IN ANY ACTION, SUIT, OR PROCEEDING BROUGHT TO RESOLVE ANY DISPUTE, WHETHER ARISING IN CONTRACT, TORT, OR OTHERWISE BETWEEN THE PURCHASER AND/OR THE COMPANY ARISING OUT OF, CONNECTED WITH, RELATED OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED BETWEEN THEM IN CONNECTION WITH THIS AGREEMENT, ANY OTHER RELATED AGREEMENT OR THE TRANSACTIONS RELATED HERETO OR THERETO.

          11.2 Severability. Wherever possible each provision of this Agreement and the Related Agreements shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement or any Related Agreement shall be prohibited by or invalid or illegal under applicable law such provision shall be ineffective to the extent of such prohibition or invalidity or illegality, without invalidating the remainder of such provision or the remaining provisions thereof which shall not in any way be affected or impaired thereby.

          11.3 Survival. The representations, warranties, covenants and agreements made herein shall survive any investigation made by the Purchaser and the closing of the transactions contemplated hereby to the extent provided therein. All statements as to factual matters contained in any certificate or other instrument delivered by or on behalf of the Company pursuant hereto in connection with the transactions contemplated hereby shall be deemed to be representations and warranties by the Company hereunder solely as of the date of such certificate or instrument. All indemnities set forth herein shall survive the execution, delivery and termination of this Agreement and the Note and the making and repayment of the obligations arising hereunder, under the Note and under the other Related Agreements.

          11.4 Successors. Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, heirs, executors and administrators of the parties hereto and shall inure to the benefit of and be enforceable by each person or entity which shall be a holder of the Securities from time to time, other than the holders of Common Stock which has been sold by the Purchaser pursuant to Rule 144 or an effective registration statement. The Purchaser may not assign its rights hereunder to a competitor of the Company.

          11.5 Entire Agreement; Maximum Interest. This Agreement, the Related Agreements, the exhibits and schedules hereto and thereto and the other documents delivered pursuant hereto constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and no party shall be liable or bound to any other in any manner by any representations, warranties, covenants and agreements except as specifically set forth herein and therein. Nothing contained in this Agreement, any Related Agreement or in any document referred to herein or delivered in connection herewith shall be deemed to establish or require the payment of a rate of interest or other charges in excess of the maximum rate permitted by applicable law. In the event that the rate of interest or dividends required to be paid or other charges hereunder exceed the maximum rate permitted by such law, any payments in excess of such maximum shall be credited against amounts owed by the Company to the Purchaser and thus refunded to the Company.

          11.6  Amendment and Waiver.

               (a) This Agreement may be amended or modified only upon the written consent of the Company and the Purchaser.

               (b) The obligations of the Company and the rights of the Purchaser under this Agreement may be waived only with the written consent of the Purchaser.

               (c) The obligations of the Purchaser and the rights of the Company under this Agreement may be waived only with the written consent of the Company.

          11.7 Delays or Omissions. It is agreed that no delay or omission to exercise any right, power or remedy accruing to any party, upon any breach, default or noncompliance by another party under this Agreement or the Related Agreements, shall impair any such right, power or remedy, nor shall it be construed to be a waiver of any such breach, default or noncompliance, or any acquiescence therein, or of or in any similar breach, default or noncompliance thereafter occurring. All remedies, either under this Agreement or the Related Agreements, by law or otherwise afforded to any party, shall be cumulative and not alternative.

          11.8 Notices. All notices required or permitted hereunder shall be in writing and shall be deemed effectively given:

               (a) upon personal delivery to the party to be notified;

               (b) when sent by confirmed facsimile if sent during normal business hours of the recipient, if not, then on the next business day;

               (c) three (3) business days after having been sent by registered or certified mail, return receipt requested, postage prepaid; or

               (d)  one (1)  day  after  deposit  with a  nationally  recognized
          overnight  courier,   specifying  next  day  delivery,   with  written
          verification of receipt.

All communications shall be sent as follows:


         IF TO THE COMPANY,   Windswept Environmental Group, Inc.
         TO:                  100 Sweeneydale Avenue
                              Bay Shore, New York 11706

                              Attention: Chief Executive Officer
                              Facsimile: 631-435-4337

                              WITH A COPY TO:

                              David Malito & Hutcher LLP
                              200 Garden City Plaza, Suite 315
                              Garden City, NY 11530
                              Attention:   Neil M. Kaufman, Esq.
                              Facsimile:   516-248-6422

         IF TO THE PURCHASER, Laurus Master Fund, Ltd.
         TO:                  c/o M&C Corporate Services Limited
                              P.O.  Box 309 GT
                              Ugland House
                              George Town
                              South Church Street
                              Grand Cayman, Cayman Islands
                              Facsimile: 345-949-8080

                              WITH A COPY TO:

                              John E.  Tucker, Esq.
                              825 Third Avenue 14th Floor
                              New York, NY 10022
                              Facsimile:  212-541-4434
or at such other address as the Company or the Purchaser may designate by written notice to the other parties hereto given in accordance herewith.

          11.9 Fees. In the event that any suit or action is instituted to enforce any provision in this Agreement or any Related Agreement, the prevailing party in such dispute shall be entitled to recover from the losing party all fees, costs and expenses of enforcing any right of such prevailing party under or with respect to this Agreement and/or such Related Agreement, including, without limitation, such reasonable fees and expenses of attorneys and accountants, which shall include, without limitation, all fees, costs and expenses of appeals.

          11.10 Titles and Subtitles. The titles of the sections and subsections of this Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

          11.11 Facsimile Signatures; Counterparts. This Agreement may be executed by facsimile signatures and in any number of counterparts, each of which shall be an original, but all of which together shall constitute one agreement.

          11.12 Broker's Fees. Except as set forth on Schedule 11.12 hereof, each party hereto represents and warrants that no agent, broker, investment banker, person or firm acting on behalf of or under the authority of such party hereto is or will be entitled to any broker's or finder's fee or any other commission directly or indirectly in connection with the transactions contemplated herein. Each party hereto further agrees to indemnify each other party for any claims, losses or expenses incurred by such other party as a result of the representation in this Section 11.13 being untrue.

          11.13 Construction. Each party acknowledges that its legal counsel participated in the preparation of this Agreement and the Related Agreements and, therefore, stipulates that the rule of construction that ambiguities are to be resolved against the drafting party shall not be applied in the interpretation of this Agreement or any Related Agreement to favor any party against the other.

            [THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the parties hereto have executed the SECURITIES PURCHASE AGREEMENT as of the date set forth in the first paragraph hereof.


COMPANY:                                         PURCHASER:

WINDSWEPT ENVIRONMENTAL GROUP, INC.              LAURUS MASTER FUND, LTD.


By:  /s/ Michael O'Reilly                        By:  /s/ David Grin
     ------------------------------                  ---------------------------

Name:  Michael O'Reilly                          Name:  David Grin

Title:  President                                Title:  Director

Acknowledged and Agreed

Solely with respect to the obligations
expressly

stated to be assumed by Spotless under
Section 3.7 hereof:

SPOTLESS PLASTICS (USA), INC.


By:      /s/ Charles L. Kelly, Jr.
      -----------------------------------
Name:  Charles L. Kelly, Jr.

Title: Senior Vice President of Operations

                                    EXHIBIT A

                            FORM OF CONVERTIBLE NOTE

                                    EXHIBIT B

                                 FORM OF WARRANT

                                    EXHIBIT C

                                 FORM OF OPTION

                                    EXHIBIT D

                                 FORM OF OPINION

                                    EXHIBIT E

                            FORM OF ESCROW AGREEMENT





                                      E-1